January 2017

1 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, construction costs and capital expenditures, investment opportunities, corporate initiatives, and rate base. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause WEC Energy Group’s actual results to differ materially from those contemplated in any forward- looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; the company’s ability to successfully integrate the operations of the Integrys companies with its own operations; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; cyber-security threats; the value of goodwill and its possible impairment; construction risks; equity and bond market fluctuations; the impact of any legislative and regulatory changes, including changes to existing and/or anticipated environmental standards and tax laws; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity, and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2015 and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

2 Well Positioned for the Future WEC Energy Group  Focused on the fundamentals:  World-class reliability  Operating efficiency  Financial discipline  Exceptional customer care

3 Well Positioned for the Future A Compelling Value Proposition  For 2016, targeting earnings per share growth of 6-8 percent  Longer term, earnings per share growth is expected to be a 5-7 percent compound annual growth rate off 2015 base  Earnings in 2017 are expected to be in a range of $3.06 to $3.12 per share  More than 99 percent of earnings from regulated operations  Projecting dividend growth in line with earnings growth  In December 2016, the board announced plans to increase the quarterly dividend by 2.5 cents per share or 5.1%  This represents a compound annual growth rate of 6.6% from 2015 fourth quarter annual rate of $1.83

4 Well Positioned for the Future WEC Energy Group  $18.5 billion market cap (1)  1.6 million electric customers  2.8 million gas customers  60% ownership of ATC  70,000 miles electric distribution  44,000 miles gas distribution  $17 billion of rate base (2)  99+% of earnings from regulated operations Company Statistics Service Territory (1) As of 12/31/16 (2) 2015 average rate base We Energies Michigan Gas Utilities Corporation Minnesota Energy Resources Corporation North Shore Gas Company The Peoples Gas Light and Coke Company Wisconsin Public Service Corporation Upper Michigan Energy Resources Corporation

5 Well Positioned for the Future Earnings Growth Drivers Plus Additional Growth Opportunities  Outside ATC Traditional Footprint  Environmental goal investment  Natural gas storage investment $2.7 $5.7 2015 average rate base ($ billions) $12.4 $2.8 $1.8 Utilities PTF Transmission Note: Power the Future value represents investment book value Core Investment  Rate Base: Projected rate base investment from 2016 – 2020 is $9 – $9.5 billion  ATC – Traditional Footprint  $3.6 – $4.4 billion 10 year capital plan  WEC Ownership 60%  Power the Future: ROE of 12.7% on historical and new investment $17 billion

6 Well Positioned for the Future Our Portfolio of Regulated Businesses Electric Generation and Distribution 65% Gas Distribution 26% Electric Transmission 9% Based on 2015 regulated earnings 71% 13% 12% 4% WI FERC IL MI/MN By Jurisdiction By Business

7 Balanced Regulatory Environment Rate-Making Parameters by Company Utility Equity Layer(1) Authorized ROE Wisconsin Electric 48.5% - 53.5% 10.2% WPS 49.0% - 54.0% 10.0% Wisconsin Gas 47.0% - 52.0% 10.3% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.32% 9.11% Michigan Gas Utilities 52% 9.9% 1. Represents equity layer in rates

8 Well Positioned for the Future Power the Future Investments Natural Gas Coal Capacity 1,090 MW 1,030 MW 1 Investment $664 million $2 billion 1 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 2 – May 2008 Unit 1 – February 2010 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement.

9 Balanced Regulatory Environment Rate Case Update  Wisconsin  Rate case plans under evaluation  Illinois  No rate case filing in 2017  Michigan  MGU settlement approved by commission on Dec. 11, 2015, for rates effective January 1, 2016  Minnesota  Order issued Oct. 31 setting ROE at 9.11% and authorizing rate increase of approximately 3% or $6.8 million

10 Line of Business View Five Year Capital Projection 2016-2020 $309 $343 $412 $317 $337 $396 $517 $502 $529 $515 $771 $1,090 $1,041 $1,052 $1,035 $- $500 $1,000 $1,500 $2,000 $2,500 2016 2017 2018 2019 2020 Gas Delivery Electric Delivery Generation In millions  Total capital spend over the five-year period of $9.0 - $9.5 billion $1,476 $1,950 $1,955 $1,898 $1,887 *Excludes ATC projected capital expenditures

11 State View Five Year Capital Projection 2016-2020 $309 $343 $412 $317 $337 $732 $933 $914 $944 $904 $360 $575 $525 $529 $535 $75 $99 $104 $108 $111 $- $500 $1,000 $1,500 $2,000 $2,500 2016 2017 2018 2019 2020 MERC/MGU Illinois WI/MI Delivery WI/MI Generation In millions  Depreciation at the utilities expected to average $790 million annually over the five-year period $1,898 $1,476 $1,950 $1,955 $1,887 *Excludes ATC projected capital expenditures

12 $516 $543 $489 $399 $311 $327 $295 $241 $0 $100 $200 $300 $400 $500 $600 2016 2017 2018 2019 ATC WEC portion 60% Well Positioned for the Future American Transmission Company Key Assumptions  ATC 2015 average rate base: $3.1 billion  Implies average $197 million effective annual (FERC) rate base growth for WEC from 2016 to 2019  ROE currently under FERC review Projected Capital Expenditures (Millions of Dollars) $3.6 – $4.4 billion projected investment from 2016 – 2025

13 Well Positioned for the Future American Transmission Company – Outside the Traditional Footprint  Joint venture between Duke Energy and ATC (DATC)  Ownership split 50/50 between Duke and ATC  WEC interest: 30%  Investment opportunities:  Potential expansion of California’s Path 15 transmission line  Zephyr Power Transmission Project  Other transmission projects throughout the U.S.

14 Well Positioned for the Future Sample Merger Driven Initiatives Category Activity Supply Chain  Achieving savings in consolidated vendor and supplier contracts, negotiating most favorable terms Information Technology  Consolidating IT infrastructure  Implementing uniform processes and consolidating to a single Enterprise Resource Planning (ERP) system Customer Care  Established consistent measurements of customer satisfaction across all six utilities  Rolling out advanced metering functionality  Expanding mobile options for our customers Operations  Implementing improved, standard order dispatch  Upgrading work management capabilities across the Wisconsin fleet

15 A Track Record of Performance Industry-Leading Dividend Growth  Raised the dividend by 17.3% in 2015 and 8.2% in 2016  Continuing to target dividend payout of 65-70% of earnings  Dividend expected to grow in line with earnings *Annualized based on 4th quarter 2015 dividend of $0.4575 Annualized Dividends Per Share $0.80 $1.04 $1.20 $1.445 $1.56 $1.83* $1.98 2010 2011 2012 2013 2014 2015 2016

16 Poised for Growth Key Takeaways for WEC Energy Group  Leading electric and natural gas utility in the Midwest  The eighth largest natural gas distribution company in the nation  Projected long-term earnings per share growth of 5-7 percent compound annual growth rate off 2015 base  Targeting dividend growth in line with growth in earnings per share  Majority ownership of American Transmission Company brings additional transmission investment opportunity  Positioned to deliver among the best risk-adjusted returns in the industry

Appendix

18 Electric Distribution Electric Transmission 60% ownership Natural Gas Distribution Electric Generation

19 Strategic Rationale Transaction Overview  WEC Energy Group formed in 2015 when Wisconsin Energy acquired Integrys in a transaction valued at $9 billion  Acquisition created the leading electric and natural gas utility in the Midwest  Meets or exceeds WEC’s acquisition criteria  Accretive to earnings per share starting in first full calendar year of combined operations  Largely credit neutral  Long-term growth prospects of combined entity equal to or greater than stand-alone company

20 An “Earn and Return” Company with a Low Risk Profile Well Positioned for the Future  Diversified across four state jurisdictions and FERC  Strong financial condition  Top-tier record of producing shareholder value  Strong, experienced management Larger transmission and gas business No required equity issuances Attractive EPS growth potential Continued strong dividend growth potential

21 Major Construction Projects Delivering the Future  Committed to infrastructure investment that will:  Renew and modernize our delivery networks  Meet new environmental standards  Reduce operating costs for customers

22 Major Construction Projects - Wisconsin Public Service System Modernization and Reliability Project  $220 million of projected investment from 2014-2018  Converting more than 1,000 miles of overhead distribution power lines to underground in northern Wisconsin  Adding distribution automation equipment on 400 miles of lines  Proposed $200 million extension 2018-2021

23 Major Construction Projects – Upper Michigan Energy Resources Corp. (UMERC) Proposed New Generation in the Upper Peninsula  Provides a long-term generation solution for electric reliability in Upper Peninsula  ~170 MW of clean, natural gas-fired Reciprocating Internal Combustion Engine (RICE) generation  Estimated $255 million investment is made by the new Michigan utility – UMERC  Half of the investment recovered in retail rates  Half of the investment recovered by a 20-year agreement with Cliffs Natural Resources  Commercial operation targeted for 2019  Expect to file for approval with the Michigan Commission in January 2017  270 day approval timeline based on state statute  Allows for the retirement of Presque Isle Power Plant

24 Major Construction Projects – Peoples Gas Natural Gas System Modernization Program  Extensive effort to modernize natural gas infrastructure in City of Chicago  Ultimately replace 2,000 miles  21 percent complete  Investment recovery under a monthly bill rider  Project $250 – $280 million average annual investment  Enabling legislation in effect from 2014 – 2023

25 Well Positioned for the Future State-of-the-Art Generation Fleet Natural gas – 3,753 megawatts  Port Washington Generating Station among the lowest cost combined-cycle plants in country Coal – 5,044 megawatts  Oak Creek heat rate is top 5% in country Renewables – 483 megawatts  Wisconsin’s two largest wind farms and biomass plant Hydro – 169 megawatts *Owned nameplate capacity

26 Well Positioned for the Future Supporting a Clean Energy Future WEC Energy Group has implemented a multi-emission strategy to achieve greater environmental benefit for lower cost  Retired older, less efficient coal-fired generation  Added two combined cycle natural gas units  Added state-of-the-art, coal-fired generation with performance that ranks among the most thermally efficient coal-fired units in the nation  Invested more than $1 billion in renewable energy – including biomass and the state’s two largest wind energy sites  Invested more than $1.5 billion in air quality systems

27 Reducing Emissions Environmental Performance 0% 20% 40% 60% 80% 100% 120% 140% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 SO2 (88% reduction) NOx (81% reduction) Mercury (84% reduction) P e rce n ta g e o f Re m a ini n g E m iss io n s P e rce n ta g e o f Re m a ini n g E m iss io n s

28 Planning for Carbon Regulations 0% 20% 40% 60% 80% 100% 120% 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 P erce n ta g e C omp a red t o 2 0 0 0 L e v el s CO2 rate - lbs/mwh 23% Reduction in Carbon Intensity 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015 Fuel Sources Coal Nuclear Natural Gas Renewables Other

29 EPA’s Clean Power Plan  Plan calls for Wisconsin to reduce CO2 emissions by 41%  Approximately two-thirds of the reductions must be achieved by 2022  Stay by U.S. Supreme Court introduces delay and additional uncertainty

30 Committed to Protecting the Environment Balancing the delivery of safe, reliable and affordable energy  Working to develop alternative generation solutions so we can retire coal-fueled units over time  Examples – Presque Isle and Pulliam Power Plants  Continuing evaluation of possible future retirements of other coal-fueled units  Received research and test exemptions to evaluate co-firing of natural gas in some of our coal units – testing began June 2016 As regulations of GHG emissions take shape, our plan is to work with our industry partners, environmental groups, and the State of Wisconsin with a goal of reducing CO2 emissions by approximately 40 percent below 2005 levels by 2030

31 Line of Business View Ten Year Capital Projection 2016-2025 $309 $343 $412 $317 $337 $250 $350 $250 $250 $250 $396 $517 $502 $529 $515 $538 $476 $476 $476 $476 $771 $1,090 $1,041 $1,052 $1,035 $1,016 $956 $951 $951 $951 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 In millions  Total capital spend over the 10-year period of approximately $18 billion *Excludes ATC projected capital expenditures

32 0 20 40 60 80 100 120 AA - A A- BBB+ BBB BBB- Below Investment Grade A Track Record of Performance Strong Financial Condition Number of Issuers *Source: Standard & Poor’s Financial Services LLC (April 2016) Utilities Electric and Gas Utilities Credit Ratings Distribution* Utility Rating Wisconsin Electric A- Wisconsin Gas A Wisconsin Public Service A- Peoples Gas A- North Shore Gas A-

33 Paper 21% Mining/Minerals 13% Foundry (SIC 33) 11% Other Manufacturing 9% Food/Agriculture 8% Metal (SIC 34,35,37) 7% Medical 5% Office 5% Education 4% Chemical 4% Printing 3% Other 10% 37% Large C&I by Segment Wisconsin Retail Deliveries Balanced Sales Mix Large C&I 37% Residential and Farm 28% Small C&I 35% 2015 Retail Mwh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula

34 35.5% 16.5% 16.2% 10.6% 6.6% 1.4% 1.2% 1.2% 10.8% Wisconsin Electric Power the Future Wisconsin Public Service Corporation Peoples Gas Wisconsin Gas Minnesota Energy Resources North Shore Gas Michigan Gas Utilities ATC Composition of Rate Base Total 2015 Rate Base of $17.0 billion

35 Key Rate Making Components Area PGL NSG MERC MGU Wisconsin – Electric Wisconsin – Gas Michigan Gas Pipeline Replacement Rider X Bad Debt Rider X X Bad Debt Escrow Accounting WE WG Decoupling X X X Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band 1 for 1 recovery of prudent fuel costs Manufactured Gas Plant Site Clean Up Recovery X X X X N/A X X Forward-looking test years X X X X 2 years 2 years X

Regulatory Environment

Wisconsin

- Governor Scott Walker (R)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Michigan

- Governor Rick Snyder (R)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Wisconsin Commissioners			
Name	Party	Began Serving	Term Ends
Ellen Nowak Chair	R	07/2011	03/2019
Mike Huebsch	R	03/2015	03/2021
Phil Montgomery	R	03/2011	03/2017

Michigan Commissioners			
Name	Party	Began Serving	Term Ends
Sally Talberg Chair	I	07/2013	07/2019
Norm Saari	R	08/2015	07/2021
Rachel Eubanks	I	08/2016	07/2017

WEC Energy Group
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37 Regulatory Environment Illinois  Governor Bruce Rauner (R)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms Minnesota  Governor Mark Dayton (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois Commissioners Name Party Began Serving Term Ends Brien Sheahan Chair R 01/2015 01/2019 Miguel del Valle D 02/2013 01/2018 Sherina Maye I 03/2013 01/2018 Ann McCabe R 03/2012 01/2017 John Rosales D 03/2015 01/2019 Minnesota Commissioners Name Party Began Serving Term Ends Beverly Jones Heydinger Chair D 07/2012 01/2017 John Tuma R 02/2015 01/2021 Nancy Lange D 02/2013 01/2019 Dan Lipschultz R 01/2014 01/2020 Matt Schuerger R 01/2016 02/2022

38 Regulatory Environment  FERC  Presidential appointment, Senate confirmation  5-year term FERC Commissioners Name Party Began Serving Term Ends Norman Bay Chair D 08/2014 06/2018 Cheryl LaFleur D 07/2014 06/2019 Colette Honorable D 01/2015 06/2017 Open Open

39 Key Provisions in Merger Approval • Earnings cap at Wisconsin Electric and Wisconsin Gas • Joint Resource Plan for capacity needs of Wisconsin Electric and Wisconsin Public Service Wisconsin • 2-year requirement for minimum level of jobs • 2-year base rate freeze • 3-year capital commitment • Follow the recommendations of the 3rd party audit of the gas pipeline replacement program Illinois • If requested, either invest in and/or purchase power from a new power plant (which would enable retirement of the Presque Isle Plant) • Pursue the formation of a Michigan-only utility for our customers in Michigan’s Upper Peninsula Michigan • No workforce reductions beyond normal attrition for two years Minnesota • For policy issues, WEC will only vote legacy TEG ownership of 34% of ATC FERC

Precedent Transactions

Announce Date	Closing Date	Target	Acquiror	1-Day Premium	FY1 P/E	FY2 P/E	Transaction Value ($mm)	Equity Value ($mm)	Price/Book	Enterprise Value/ Rate Base
07/29/2016	Pending	Oncor	NEE	n/a	26.5x	23.8x	$18,400	$11,898	1.6x	1.77x
05/31/2016	Pending	WR	GXP	36%[1]	24.6x	23.7x	$12,231	$8,600	2.3x	1.72x
02/09/2016	Pending	EDE	AQN.CN	50%[1]	22.4x	21.1x	$2,366	$1,489	1.9x	1.49x
02/09/2016	Pending	ITC	FTS.CN	33%[1]	21.6x	20.0x	$11,269	$6,889	4.1x	1.98x
02/01/2016	09/16/2016	STR	D	23%	19.1x	18.9x	$5,960	$4,371	3.4x	2.29x[2]
10/26/2015	Pending	PNY	DUK	42%	29.8x	28.0x	$6,700	$4,916	3.5x	2.5x
09/04/2015	07/01/2016	TE	EMA.CN	48%[1]	23.3x	21.5x	$10,361	$6,480	2.5x	1.60x[3]
08/24/2015	07/01/2016	GAS	SO	38%	21.5x	20.6x	$11,978	$7,926	2.0x	n/a
02/25/2015	12/16/2015	UIL	Iberdrola	25%[1]	21.7x	20.4x	$4,674	$2,983	2.2x	1.95x
10/20/2014	04/13/2016	CNL	Multiple	n/a[4]	20.5x	18.7x	$4,700	$3,343	2.1x	1.68x
06/23/2014	**06/29/2015**	**TEG**	**WEC**	**17%**	**20.0x**	**18.5x**	**$9,020**	**$5,758**	**1.7x**	**1.55x**
04/30/2014	03/26/2016	POM	EXC	25%[1]	22.5x	20.8x	$12,193	$6,872	1.6x	1.58x
12/11/2013	08/15/2014	UNS	FTS.CN	30%	18.0x	17.9x	$4,282	$2,515	2.2x	1.55x
05/29/2013	12/19/2013	NVE	Berkshire	20%	18.3x	17.6x	$10,465	$5,592	1.6x	1.45x
			Average	32%	22.1x	20.8x			2.3x	1.78x
			Median	32%	21.6x	20.5x			2.1x	1.68x

1. *Based on unaffected date.*
2. *Historical rate base. Includes E&P investment base.*
3. *Based on press releases.*
4. *Company disclosed engagement in strategic transaction discussions prior to announcement of transactions.*

WEC Energy Group

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41 Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639